23(m)(b)	Amended and Restated Plan of Distribution under Rule 12b-1 — Amended Schedule A dated November 30, 2009

AMENDED SCHEDULE A
12B-1 PLAN OF DISTRIBUTION
     The following series and classes of shares are offered effective as of November 30, 2009:

	Transamerica AllianceBernstein	Transamerica Asset Allocation — Conservative
Transamerica AEGON High Yield Bond	International Value	Portfolio
Class A	Class I2	Class A
Class B		Class B
Class C		Class C
Class I		Class I
Class I2		Class R
Class P

	Transamerica Asset Allocation —	Transamerica Asset Allocation — Moderate
Transamerica Asset Allocation — Growth Portfolio	Moderate Growth Portfolio	Portfolio
Class A	Class A	Class A
Class B	Class B	Class B
Class C	Class C	Class C
Class I	Class I	Class I
Class R	Class R	Class R

Transamerica BlackRock Global
Transamerica Balanced	Allocation	Transamerica BlackRock Large Cap Value
Class A	Class I2	Class I2
Class B
Class C
Class I
Class I2
Class P

Transamerica BlackRock Natural	Transamerica BNY Mellon Market	Transamerica Clarion Global Real Estate
Resources	Neutral Strategy	Securities
Class I2	Class I2	Class I2

Transamerica Diversified Equity	Transamerica Equity	Transamerica Federated Market Opportunity
Class A	Class A	Class I2
Class B	Class B
Class C	Class C
Class I	Class I
Class I2	Class I2
Class P	Class P
Class T

Transamerica First Quadrant Global
Macro	Transamerica Flexible Income	Transamerica Focus
Class I2	Class A	Class A
	Class B	Class B
	Class C	Class C
	Class I	Class I
	Class I2	Class I2
Class P

Transamerica Growth Opportunities	Transamerica Jennison Growth	Transamerica JPMorgan Core Bond
Class A	Class I2	Class I2
Class B
Class C
Class I
Class I2
Class P

Transamerica JPMorgan International	Transamerica JPMorgan Mid Cap
Bond	Value	Transamerica Loomis Sayles Bond
Class I2	Class I2	Class I2

Transamerica Multi-Manager Alternative
Transamerica MFS International Equity	Transamerica Money Market	Strategies Portfolio
Class I2	Class A	Class A
	Class B	Class C
	Class C	Class I
Class I
Class I2
Class P

Transamerica Multi-Manager	Transamerica Neuberger Berman	Transamerica Oppenheimer Developing
International Portfolio	International	Markets
Class A	Class I2	Class I2
Class B
Class C
Class I

Transamerica Oppenheimer Small- &	Transamerica PIMCO Real Return
Mid-Cap Value	TIPS	Transamerica PIMCO Total Return
Class I2	Class I2	Class I2

Transamerica Schroders International
Small Cap	Transamerica Short-Term Bond	Transamerica Small/Mid Cap Value
Class I2	Class A	Class A
	Class C	Class B
	Class I	Class C
Class I
Class I2

Transamerica Thornburg
Transamerica Third Avenue Value	International Value	Transamerica UBS Large Cap Value
Class I2	Class I2	Class I2

Transamerica Van Kampen Emerging	Transamerica Van Kampen Mid-	Transamerica Van Kampen Small Company
Markets Debt	Cap Growth	Growth
Class I2	Class I2	Class I2

Transamerica WMC Emerging Markets
Class I2